Exhibit 32.2

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

In connection with the Quarterly Report of Southwestern Energy Company, a Delaware corporation (the “Corporation”) on Form 10-Q for the quarter ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer Stewart, Senior Vice President and Chief Financial Officer - Interim of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: October 26, 2017	/s/ JENNIFER STEWART
Jennifer Stewart
Senior Vice President and Chief Financial Officer - Interim